CLECO CORPORATE HOLDINGS LLC	EXHIBIT 32.1

Cleco Corporate Holdings LLC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cleco Corporate Holdings LLC (the “Company”) on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peggy Scott, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 22, 2017

/s/ Peggy Scott
Peggy Scott Interim Chief Executive Officer